Exhibit 99.1

Investor Presentation
First Quarter
2017

Forward-Looking Statements
This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, but instead represent only management’s beliefs regarding future events and current expectations, many of which, by their nature, are inherently uncertain and outside of the control of the Corporation. It is possible that the Corporation’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated or implied in these forward-looking statements. Please refer to our Annual Report on Form 10-K for the year ended December 31, 2016, and our other filings with the Securities and Exchange Commission for a discussion of some of the risks and important factors that could affect the
Corporation’s future results and financial condition. Those filings are available on the Corporation’s website (www.popular.com) and on the Securities and
Exchange Commission website (www.SEC.gov). The Corporation does not undertake to update or revise any forward-looking statement to reflect events or circumstances that may arise after the date of such statements.
2

Q1 2017 Highlights
Net income of $92.9 million
Earnings
Strong margins: Popular, Inc. 4.08%, BPPR 4.46%
Credit     NPLs increased by $18 million QoQ; ratio flat at 2.5%
(excluding     NPL inflows, excluding consumer loans, up by $22 million QoQ
covered loans)     NCO ratio decreased to 0.63% from 1.00% in previous quarter
Robust capital; Common Equity Tier 1 Capital ratio of 16.3%
Tangible book value per share of $43.84
Capital     Quarterly common stock dividend of $0.25 per share
$75 million common stock repurchase completed
1.85 million shares repurchased at $40.60 per share

P.R. Public Sector Exposure
Our direct exposure to the P.R. Government, instrumentalities, and municipalities is $520 million, of which approximately $516 million is outstanding, down by $13 million from the prior quarter.
Central Government & Public Corporations
Exposure to P.R. Government securities consists mainly of senior COFINA bonds ($15 million)
Municipalities
Obligations of municipalities are backed by real and personal property taxes, municipal excise taxes, and a percentage of the sales and use tax
Indirect Exposure
Indirect exposure includes loans or securities that are payable by non-governmental entities and have a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related
Outstanding P.R. government exposure 1
($ in millions)     LoansSecuritiesTotal
Central Government    $-$15$15
Public Corporations
PRASA     ---
PREPA     ---
Total Central Govt & Public Corp.     -1515
as % of Tier 1 Risk-Based Capital     0.4%
Municipalities     45151502
Direct Government Exposure    $451$66$516
Indirect Exposure    $351$50$400
1 Numbers may not add to total due to rounding.

Financial Summary (GAAP)
(Unaudited)
($ in thousands)     Q1 2017Q4 2016Variance
Net interest income     $362,098$355,405$6,693
FDIC loss -share expense     (8,257)(130,334)122,077
Other non -interest income     124,126130,159(6,033)
Gross revenues     477,967355,230122,737
Provision for loan losses    – non -covered loans 42,05740,9241,133
Provision for loan losses    – covered loans (1,359)441(1,800)
Total provision for loan losses     40,69841,365(667)
Net revenues     437,269313,865123,404
Personnel costs     125,607122,4533,154
Professional fees     69,25085,693(16,443)
Business promotion     11,57615,473(3,897)
OREO expenses     12,81813,703(885)
Other operating expenses     92,06783,5498,518
Total operating expenses     311,318320,871(9,553)
Income (loss) from continuing operations before income
tax     125,951(7,006)132,957
Income tax expense (benefit)     33,006(1,766)34,772
Income (loss) from continuing operations    $92,945$(5,240)$98,185
Income from discontinued operations, net of tax    $-$1,135$(1,135)
Net income (loss)     $92,945$(4,105)$97,050

GAAP Reconciliation-Q4 2016
GAAP Reconciliation-Q4 2016
(Unaudited)
($ in thousands)     Q4 2016
Income taxImpact on
Pre-tax    effectnet income
U.S. GAAP Net loss     $(4,105)
Non -GAAP Adjustments:
FDIC arbitration award 1    116,833 (30,123)386,710
Other FDIC—LSA adjustments 2    9,874 (2,797)37,077
Income from discontinued operations 4    (2,015) 880(1,135)
Adjusted net income (Non-GAAP)     $88,547
1
Represents the arbitration decision denying BPPR’s request for reimbursement in certain shared loss claims.
2
Additional adjustments, including prior period recoveries, related to restructured commercial loans to reduce the indemnification asset to its expected realizable value.
3
Gains and losses related to assets acquired from Westernbank as part of the FDIC assisted transaction are subject to the capital gains tax rate of 20%. Other items related to the FDIC loss-sharing agreements are subject to the statutory tax rate of 39%.
4
Represents income from discontinued operations associated with the BPNA reorganization.
Refer to the Significant Events slide in the Appendix for additional information of the above mentioned transactions impacting the quarter’s results

Capital
Capital
Popular’s capital levels remain robust with Common Equity Tier 1 of 16.3% Tangible book value per share of $43.84 Quarterly common stock dividend of $0.25 per share
$75 million common stock repurchase completed
1.85 million shares repurchased at $40.60 per share
Popular, Inc.
(%)
19.5 19.3
16.5 16.3    16.5 16.3
10.9 10.6
Common Equity Tier 1    Tier 1 Risk-Based Capital Total Risk-Based CapitalTier 1 Leverage
Capital
Q4 2016    Q1 2017
Note: Capital ratios for the current quarter are preliminary

Non-Performing Assets
Highlights
NPAs, including covered loans, increased by $21 million QoQ
NPLs, excluding covered loans, increased by $18 million QoQ
?P.R. NPLs at $548 million, or 3.2% of loans, up by $16 million, mainly driven by higher commercial NPLs of $16 million due to the addition of a single $25 million relationship ?U.S. NPLs at $27 million, or 0.5% of loans, up by $2 million, mostly consumer NPLs
OREO up by $3 million QoQ
Non-Performing Assets (including covered assets)
($ in millions)
2,489848836805774795
2,4022,365
2,002
2.3%2.2%2.1%2.0%2.0%
6.9%Q1 16Q2 16Q3 16Q4 16Q1 17
1,293    6.4%6.3%
5.5%
852     932933843795
774
3.3%
2.6%2.8%
2.4%
1.9%     2.0%2.0%14.
2007    2008 20092010201120122013201420152016Q1 1712.
NPLsOREONPL HFSNPAs/Total Assets
Non-Performing Loans (excluding covered loans)    14.0%8.
2,276    ($ in millions)
12.0%6.
600 578 579 558576 4.
1,73810.0%
1,572
9.6%    2.
1,4252.7% 2.6% 2.6% 2.5%2.5%
8.0%
8.4%
1,203    Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 0.
7.6%
6.8%6.0%
771
598630602
4.7%    558 5764.0%
3.3%
2.8%     2.8%2.7% 2.5% 2.5%2.0%
2007    2008 2009 2010 2011 2012 201320142015 2016 Q1 170.0%
Mortgage    Commercial & ConstructionOtherNPL/Loans (HIP)
Differences due to rounding

NPL Inflows
Highlights
•Total NPL inflows up by $22 million QoQ
?P.R. commercial inflows, up by $16 million, mainly driven by the addition of a single $25 million relationship ?P.R. mortgage inflows up by $6 million ?U.S. inflows flat QoQ
NPL Inflows
Highlights
Total NPL inflows up by $22 million QoQ
P.R. commercial inflows, up by $16 million, mainly driven by the addition of a single $25 million relationship ?P.R. mortgage inflows up by $6 million ?U.S. inflows flat QoQ
Total NPL Inflows
($ in millions)
205
183     185
136    135
119101
103103106116
101
94
23    16 91015171612239966
Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16    Q4 16 Q1 17
U.S. InflowsP.R. Inflows
Excludes consumer loans
Commercial, Construction, and Legacy NPL Inflows
($ in millions)
94     113
91
31     2822
23    2634
19     17181617
11    7 295115314 221
Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17
U.S. InflowsP.R. Inflows
Mortgage NPL Inflows
($ in millions)
105    17
9592908694
89     8587
798082
76
812
4    5 366777755
Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15    Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17
U.S. InflowsP.R. InflowsDoral Inflows
Metrics exclude covered loans. Differences due to rounding

Additional Credit Metrics

Highlights

- Net charge offs (NCOs) decreased by $21 million from Q4 2016 driven by:
  - Lower P.R. mortgage NCOs of $7 million
  - Lower P.R. commercial NCOs of $7 million, as the prior quarter included a $6 million charge-off related to a single borrower
  - Lower P.R. consumer NCOs of $6 million, mostly credit cards and auto loans
  - NCO ratio at 0.63% vs. 1.00% in Q4 2016
- Allowance for loan and lease losses (ALLL) at $517 million, increasing by $6 million QoQ, primarily driven by higher reserves for the U.S. taxi medallion portfolio
  - ALLL-to-loans ratio at 2.27% vs. 2.24% in Q4 2016
  - ALLL-to-NPL ratio at 90% vs. 91% in Q4 2016
- Provision at $42 million vs. $41 million in Q4 2016
  - Provision-to-NCO ratio of 118% compared to 73% in Q4 2016

NCOs and NCO-to-Loan Ratio

($ in millions)


0.80%
0.63%
43
46
40
32
50
36
46
31
46
83
8
42
35
-5
35
56
36
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
NCO
Loan Sales Write-downs/(recoveries)
NCO%

ALLL, ALLL-to-NCO and ALLL-to-NPL Ratios

($ in millions)


314%
363%
85%
90%
543
526
522
520
516
513
536
503
508
518
526
510
517
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
ALLL
ALLL/NCO
ALLL/NPL

Provision and Provision-to-NCO Ratio

($ in millions)


110%
118%
47
50
56
12
50
2
30
59
1
59
10
47
11
48
45
-5
43
41
42
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
PLLL
Loan Sales PLLL
PLLL/NCO

Metrics exclude covered loans. Differences due to rounding

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Driving Shareholder Value
Earnings
Unique franchise in P.R. generating strong and stable revenue
Continued loan growth in the U.S.
Increased capital return
Robust capital with Common Equity Tier 1 Capital of 16.3%
EVTC ownership and Banco BHD León stake
Capital
Additional Value

Investor Presentation First Quarter 2017 Appendix POPULAR.

Investor Presentation
First Quarter 2017
Appendix
Corporate Who We Are Structure – Popular, – Inc. Popular, Inc.
Franchise
Industry Headquarters Assets
Loans Deposits Banking branches
NASDAQ ticker symbol Market Cap
Financial services San Juan, Puerto Rico $40 billion (among top 50 BHCs in the U.S.) $23 billion $32 billion 229 in Puerto Rico, New York, New Jersey, Florida and U.S. and British Virgin Islands BPOP $4 billion
Summary Corporate Structure
Assets = $40 billion
Popular’s    Holding
Banco Popular    Popular Popular NorthCompanies
Insurance
de Puerto Rico    Securities LLC America, Inc.(Including Equity
Subsidaries    Investments)
Popular Auto,     Banco Popular
LLC     North America1
Puerto Rico Operations    United States Operations
Assets = $31 billion    Assets = $9 billion
Selected equity investments
EVERTEC and Banco BHD León under Corporate segment and joint ventures under BPPR segment
Transaction processing, business processes                outsourcing 16.05% stake Adjusted EBITDA of $188 million for the year ended December 31, 2016
Dominican Republic bank 15.84% stake 2016 net income of $153 million
PRLP 2011 Holdings, LLC
Construction and
commercial loans vehicle
24.9% stake
PR Asset Portfolio 2013-1
International, LLC
Construction, commercial
loans and OREOs vehicle
24.9% stake
Information as of March 31, 2017
¹ Doing business as Popular Community Bank

De-Risked Loan Portfolios

(Excluding covered loans) *($ in millions)*

Highlights

- The Corporation has de-risked its loan portfolios by reducing its exposure to asset classes with historically high loss content
- The P.R. commercial portfolio reductions include:
  - Commercial portfolio, including construction, has decreased from 55% of total loans held-in-portfolio to 42%
  - Construction portfolio is down by 92% since Q4 2007
  - SME[1] lending is down by 51% from Q4 2007
- Collateralized exposure now represents a larger portion of consumer loan portfolio
- Unsecured loan credit quality has improved as overall FICO scores have increased

Loan Composition (Held-in Portfolio)

	P.R.		U.S.		Total		
$ in millions	Q4 2007	Q1 2017	Q4 2007	Q1 2017	Q4 2007	Q1 2017	Variance
Commercial	$7,774	$7,064	$4,515	$3,747	$12,288	$10,812	($1,477)
Consumer	3,552	3,227	1,698	476	5,249	3,703	(1,546)
Mortgage	2,933	5,870	3,139	758	6,071	6,628	557
Construction	1,231	95	237	736	1,468	831	(637)
Leases	814	720	-	-	814	720	(95)
Legacy	-	-	2,130	41	2,130	41	(2,089)
Total	**$16,304**	**$16,976**	**$11,718**	**$5,758**	**$28,021**	**$22,735**	**($5,287)**

P.R. Commercial & Construction Distribution

	Q4 2007		Q1 2017		Variance		NCOs
	($mm)	(%)	($mm)	(%)	($mm)	(%)	Distribution[2]
CRE SME[1]	$2,938	33%	$1,822	25%	($1,116)	-38%	26%
C&I SME[1]	2,287	25%	721	10%	(1,566)	-68%	29%
C&I Corp	1,592	18%	1,945	27%	353	22%	5%
Construction	1,231	14%	95	1%	(1,136)	-92%	34%
CRE Corp	892	10%	2,430	34%	1,538	172%	5%
Multifamily	64	1%	147	2%	83	129%	1%
Total	**$9,004**		**$7,160**		**($1,844)**	**-20%**	**100%**

[1] *Small and Medium Enterprise*
[2] *NCOs distribution represents the percentage allocation of net charge-offs from Q1 2008 through Q1 2017 per each loan category, excluding net charge-offs from previously covered loans up to Q2 2015.*

Differences due to rounding

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Q4 2016 Significant Events (GAAP)
(Unaudited)
($ in thousands)     Q4 2016Significant events
Net interest income    $355,405
Non -interest income     (175)Includes the charge of $116.8 million related to the FDIC arbitration award and $9.9 million additional adjustments, including prior period recoveries, related to restructured commercial loans to reduce indemnification asset to its expected realizable value
Total provision for loan losses     41,365
Total operating expenses     320,871
Loss from continuing operations     (7,006)
before income tax
Income tax benefit     (1,766)
Loss from continuing operations     (5,240)
Income from discontinued     1,135Includes the reversal of approximately $2 million of indemnification
operations, net of tax     reserve related to the sale of BPNA California region
Net loss    $(4,105)

Business Segments (GAAP)
(Una udite d)     P.R.U.S.
($ in millions) Financial Results    Q1 2017 Q4 2016VarianceQ1 2017Q4 2016Variance
Net interest income    $310$305$5$67$65$2
Non-interest income     100(14)11456(1)
Gross revenues     41029111972711
Provision for loan losses – non-covered loans     3137(6)1138
Provision (reversal) for loan losses – covered loans     (1)1(2)---
Total provision for loan losses     3038(8)1138
Operating expenses     248259(11)4444-
Income (loss) from continuing operations before
income tax     132(6)1381724(7)
Income tax expense (benefit)     34(2)36711(4)
Income (loss) from continuing operations    $98$(4)$102$10$13$(3)
Income from discontinued operations, net of tax     ----1(1)
Net income (loss)    $98$(4)$102$10$14$(4)
($ in millions)
Balance Sheet Highlights    Q1 2017 Q4 2016VarianceQ1 2017Q4 2016Variance
Total assets    $31,217 $29,842$1,375$8,832$8,629$203
Total loans     17,61217,828(216)5,7595,606153
Total deposits     26,24124,7791,4626,3096,061248
Asset Quality (including covered assets)    Q1 2017 Q4 2016VarianceQ1 2017Q4 2016Variance
Non-performing loans held-in-portfolio / Total
loans     3.14%3.01%0.13%0.47%0.45%0.02%
Non-performing assets / Total assets     2.45%2.50%(0.05)%0.33%0.33%0.00%
Allowance for loan losses / Total loans     2.81%2.80%0.01%0.87%0.75%0.12%
Net interest margin¹     4.46%4.39%0.07%3.52%3.47%0.05%
¹ Non-fully taxable equivalent

Consolidated Credit Summary (Excluding Covered Loans)

$ in millions	Q1 17	Q4 16	Q3 16	Q2 16	Q1 16
Loans Held in Portfolio (HIP)	$22,735	$22,774	$22,596	$22,541	$22,508
Performing HFS	85	89	72	83	83
NPL HFS	-	-	-	40	43
Total Non Covered Loans	$ 22,820	$ 22,863	$ 22,668	$ 22,663	$ 22,633
Non-performing loans (NPLs)	**$576**	**$558**	**$579**	**$578**	**$600**
Commercial	$179	$163	$171	$176	$198
Construction	$0	$0	$0	$3	$4
Legacy	$3	$3	$3	$4	$4
Mortgage	$331	$330	$346	$338	$335
Consumer	$59	$58	$57	$55	$56
Leases	$2	$3	$3	$3	$3
NPLs HIP to loans HIP	**2.53%**	**2.45%**	**2.56%**	**2.56%**	**2.66%**
Net charge-offs (NCOs)	**$36**	**$56**	**$35**	**$35**	**$42**
Commercial	$2	$8	$2	$4	$3
Construction	($0)	$0	$1	($3)	$0
Legacy	($0)	($0)	($1)	($1)	($0)
Mortgage	$13	$21	$17	$13	$15
Consumer	$20	$27	$15	$21	$23
Leases	$1	$1	$1	$0	$2
Write-downs/(recoveries)				**($5)**	**$0**
NCOs to average loans HIP	0.63%	1.00%	0.63%	0.63% [1]	0.76%
Provision for loan losses (PLL)	$42	$41	$43	$45 [1]	$48
PLL to average loans HIP	0.74%	0.73%	0.76%	0.80% [1]	0.86%
PLL to NCOs	1.18x	0.73x	1.21x	1.27x [1]	1.13x
Allowance for loan losses (ALL)	$517	$510	$526	$518	$508
ALL to loans HIP	2.27%	2.24%	2.33%	2.30%	2.26%
ALL to NPLs HIP	89.77%	91.47%	90.73%	89.68%	84.80%

[1] Excluding provision for loan losses and net write-downs (recoveries) related to the assets sales

Differences due to rounding

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Popular, Inc. Credit Ratings

Our senior unsecured ratings have remained stable		
Moody's	B2	Stable Outlook
Fitch	BB-	Stable Outlook
S&P	BB-	Stable Outlook

2014

February
Moody's placed BPOP on review for downgrade

May
Moody's downgraded BPOP to B2; outlook negative

2015

February
S&P placed BPOP on credit watch negative due to the general economic environment in Puerto Rico

March
Moody's placed BPOP on review for possible upgrade due to a change in their bank rating methodology

May
Moody's, as part of a recalibration of their bank rating model, upgraded BPOP from B2 to B1 with a stable outlook

July
On 7/10 S&P affirmed BPOP's rating while maintaining a negative outlook

September
Moody's downgraded BPOP to B2; outlook negative

2016

April
S&P revised outlook to positive

2017

February
Moody's changes outlook to stable from negative

April
S&P upgrades to BB- from B+ revised outlook to stable

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Investor Presentation
First Quarter
2017